Exhibit 10.1

BROADCAST INTERNATIONAL, INC.

Common Stock and Warrants

PLACEMENT AGENCY AGREEMENT

December 17, 2010

Philadelphia Brokerage Corporation

Two Radnor Corporate Center
Suite 111
Radnor, Pennsylvania 19087

Ladies and Gentlemen:

Broadcast International, Inc., a Utah corporation (the “Company”), proposes, subject to the terms and conditions stated in this Placement Agency Agreement (this “Agreement”) and the Subscription Agreements in the form of Exhibit A attached hereto (the “Subscription Agreements”) entered into with the investors identified therein (each, an “Investor” and collectively, the “Investors”), to issue and sell for an aggregate of minimum gross consideration of $10,000,000 (the “Minimum Offering”) and an aggregate gross maximum consideration of $15,000,000 (the “Maximum Offering”), Units (the “Units”), with each Unit comprising two (2) shares (the “Shares”) of the Company’s common stock, par value $0.05 per share (the “Common Stock”), and a warrant to purchase one (1) share of Common Stock (each, a “Warrant” and collectively, the “Warrants;” the Units, the Shares and the Warrants are hereby referred to as the “Securities”).  The Securities are more fully described in the Company’s Private Placement Offering Memorandum dated December 17, 2010 (the “Offering Memorandum”).  This Agreement confirms the agreement by and between the Company and Philadelphia Brokerage Corporation (the “Placement Agent”) concerning the offering, issuance and sale of the Securities.

1.

Agreement to Act as Placement Agent; Delivery and Payment. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to the terms and conditions set forth in this Agreement:

(a)

The Company hereby authorizes the Placement Agent to act as its exclusive agent in connection with the issuance and sale by the Company of Securities (the “Offering”) to the Investors, and the Placement Agent hereby agrees, as agent of the Company, to solicit offers to purchase all or part of the Securities from the Company upon the terms and conditions set forth in the Offering Memorandum on a “best efforts” basis; provided, that the Company acknowledges and agrees that this Agreement does not constitute an commitment, express or implied, on the part of the Placement Agent to purchase or place any Securities. The Placement Agent shall make commercially reasonable efforts to assist the Company in obtaining performance by each Investor whose offer to purchase Securities has been solicited by the Placement Agent and accepted by the Company, but the Placement Agent shall not, except as otherwise provided in this Agreement, have any liability to the Company in the event any such purchase is not consummated for any reason.  Under no circumstances shall the Placement Agent or any of its affiliates be obligated to underwrite or purchase any of the Securities for their own accounts or otherwise provide any financing.  The Placement Agent shall act solely as the Company’s agent and not as principal.  The Placement Agent shall have no authority to bind the Company with respect to any prospective offer to purchase Securities and the Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part.  Notwithstanding the foregoing, it is understood and agreed that the Placement Agent and its affiliates may, solely at their discretion and without any obligation to do so, purchase Securities as principals; provided, however, that any such purchase by the Placement Agent (or its affiliates) shall be fully disclosed to the Company and approved by the Company in accordance with the preceding sentence.

(b)

As compensation for services rendered, on the Closing Date, the Company shall pay or cause to be paid to the Placement Agent (i) an aggregate amount in cash equal to eight percent (8.0%) of the gross proceeds received by the Company from its sale of the Securities on such Closing Date and (ii) shares of Common Stock at a rate of 40,000 shares of Common Stock for each $1,000,000 in gross proceeds received by the Company for the issuance and sale of Securities in the Offering (the “Agency Fee”).  The cash portion of Agency Fee shall be payable payable by wire transfer of immediately available funds to an account or accounts designated by the Placement Agent.  Notwithstanding the foregoing provisions of this Section 1(b), the cash portion of the Agency Fee with respect to gross proceeds received by the Company from its sale of Securities to Existing Investors shall be three percent (3.0%); provided, that Existing Investors will only be permitted to participate in the Offering after the Minimum Offering is completed and then only to the amount of the Maximum Offering, unless otherwise agreed to by PBC and the Company.  For purposes of this Agreement, “Existing Investors” shall mean the Company’s current shareholders, documented by a shareholders’ list from the Company’s transfer agent one day prior to the Closing Date, or owners of debt or equity securities convertible into or exchangeable for, or options, warrants or other rights to purchase shares of Common Stock, as documented by agreements in existence as of the date hereof; provided, that the holders of any Bridge Notes (as defined below) shall not be deemed to be Existing Investors for purposes of this Section 1(b).  If the Offering contemplated hereby is completed, the Placement Agent agrees that the foregoing compensation constitutes all of the compensation that the Placement Agent shall be entitled to receive in connection with the Offering contemplated hereby.

(c)

The purchases of Securities by the Investors shall be evidenced by the execution of the Subscription Agreements by each of the parties thereto.

(d)

Prior to the earlier of (i) the date on which this Agreement is terminated and (ii) the Closing Date, the Company shall not, without the prior written consent of the Placement Agent, solicit or accept offers to purchase Securities or any other securities of the Company (other than pursuant to the exercise of options or warrants to purchase shares of Common Stock that are outstanding at the date hereof, or in connection with the restructuring of certain of the Company’s indebtedness as described in the Offering Memorandum) otherwise than through the Placement Agent in accordance herewith.

(e)

No Securities that the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Securities shall have been delivered to the Investor purchasing such Securities against payment therefor by such Investor.  If the Company shall default in its obligations to deliver Securities to an Investor whose offer it has accepted, the Company shall indemnify and hold the Placement Agent  harmless against any loss, claim, damage or liability directly or indirectly arising from or as a result of such default by the Company.

(f)

Payment of the purchase price for, and delivery of, the Securities shall be made at a closing (the “Closing”) at the offices of Holland & Hart LLP, counsel for the Company, located at 222 South Main Street, Suite 2200, Salt Lake City, UT 84101, at 9:00 a.m., local time, on December 21, 2010, or at such other time and date as the Placement Agent and the Company determine pursuant to Rule 15c6-1(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (such date of payment and delivery being herein referred to as the “Closing Date”).  The Company, the Placement Agent and The Bryn Mawr Trust Company (the “Escrow Agent”), has entered into an escrow agreement, dated as of December 16, 2010, (the “Escrow Agreement”) pursuant to which an escrow account will be established, at the Company’s expense, for the benefit of the Company and the Investors (the “Escrow Account”).  Subject to the terms hereof and of the Escrow Agreement, payment of the purchase price for the Securities shall be made to the Company in the manner set forth below by Federal Funds wire transfer against delivery of the Securities to such persons, and the Securities shall be registered in the name or names and shall be in such denominations as the Placement Agent may request at least one business day before the Closing Date.  Payment of the purchase price for the Securities to be purchased by Investors shall be made by such Investors directly to the Escrow Agent by depositing such amount into the Escrow Account and the Escrow Agent agrees to hold such purchase price in escrow in accordance with the Escrow Agreement.  The Company shall cause its transfer agent, Interwest Transfer Company (the “Transfer Agent”) to deliver to the Escrow Agent, at least two business days prior to the Closing, certificates and Warrants bearing the name of the Investors (or their designees or nominees) evidencing the Securities to be issued to each such Investor.  Subject to the terms and conditions hereof and of the Subscription Agreements and the Escrow Agreement, the Escrow Agent shall, on the Closing Date, deliver to the Company, by Federal Funds wire transfer, the aggregate purchase price so held in escrow, reduced by an amount equal to the sum of the aggregate Agency Fee payable in cash to the Placement Agent, and to each of the Investors certificates evidencing the Securities purchased by such Investor.  Each of the Company and the Placement Agent hereby agree to deliver to the Escrow Agent a closing notice as contemplated by the Escrow Agreement at least one day prior to the Closing Date.  Notwithstanding certain of the foregoing provisions of this Section 1(f), pursuant to the terms of the Escrow Agreement and any applicable Subscription Agreement by and between the Company and one or more Investors holding convertible notes issued by the Company dated as of November 29, 2010 (“Bridge Notes”), in consideration for the Securities purchased thereunder, such Investors may deliver Bridge Notes in lieu of cash.

(g)

With respect to any Investor that is a registered investment company and is not settling its purchase of Securities pursuant to Section 1(f) above, on or before the Closing Date, the Company shall cause the Transfer Agent to deliver the Shares purchased by such Investor to the account and/or at the address designated by such Investor, and on or before the Closing Date the Company shall have delivered the Warrants, and upon receipt by such Investor of such Securities and Warrants, such Investor shall wire, in immediately available funds, the Purchase Amount for such Securities to an account designated by the Company.

2.

Representations and Warranties of the Company.  The Company represents and warrants to the Placement Agent as of the date hereof and as of the Closing Date, and agrees with the Placement Agent, as follows:

(a)

Due Incorporation.  The Company has been duly organized and is validly existing as a corporation or other legal entity in good standing (or the foreign equivalent thereof) under the laws of its jurisdiction of organization, with the corporate power and authority to own its properties and to conduct its business as currently being conducted and as described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission and is duly qualified to transact business and is in good standing as a foreign corporation or other legal entity in each other jurisdiction in which its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing or have such power or authority (i) would not have, individually or in the aggregate, a material adverse effect upon, the general affairs, business, operations, properties, financial condition or results of operations of the Company and its Subsidiaries (as defined below), taken as a whole, or (ii) impair in any material respect the power or ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by the Agreement and the Subscription Agreements, including the issuance and sale of the Securities (any such effect as described in clauses (i) or (ii), a “Material Adverse Effect”).

(b)

Subsidiaries.  The Company has no significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the Commission) other than BI Acquisitions, Inc. and Interact Devices, Inc. (each, a “Subsidiary” and collectively, the “Subsidiaries”).  Each Subsidiary has been duly organized and is validly existing as a corporation or other legal entity in good standing under the laws of its jurisdiction of organization, with the corporate,. limited liability company or other entity power and authority to own its properties and to conduct its business as currently being conducted and as described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission.  All of the issued and outstanding capital stock (or similar equity interests) of each Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable and, except as described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission, are owned by the Company, directly or through Subsidiaries, free from liens, encumbrances and defects.

(c)

Due Authorization and Enforceability.  The Company has the full right, power and authority to enter into this Agreement, each of the Subscription Agreements and the Escrow Agreement, and to perform and discharge its obligations hereunder and thereunder; and each of this Agreement, the Escrow Agreement and each Subscription Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

(d)

The Units.  The issuance of the Units has been duly and validly authorized by the Company and, when issued, delivered and paid for in accordance with the terms of this Agreement and the Subscription Agreements, will have been duly and validly issued and will be fully paid and nonassessable.  Except as otherwise stated in the Company’s periodic reports and other information filed with the Securities and Exchange Commission, there are no statutory or contractual preemptive rights or other rights to subscribe for or purchase or acquire any shares of Common Stock of the Company, which have not been waived or complied with and will conform in all material respects to the description thereof contained in the Company’s periodic reports and other information filed with the Securities and Exchange Commission.

(e)

Capitalization.  As of December 15, 2010, the authorized capital stock of the Company consists of (i) 180,000,000 shares of Common Stock, par value $.05 per share, of which 45,759,150 shares are issued and outstanding, 5,075,864 shares are reserved for issuance upon exercise of stock options outstanding under the Company’s employee and director stock option plans, and 13,106,619 shares are reserved for issuance under warrants and convertible notes; and (ii) 20,000,000 shares of preferred stock, no par value per share, none of which are issued and outstanding.  The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the prospectus under the caption “Description of common stock” (and any similar sections or information, if any, contained in the Company’s periodic reports and other information filed with the Securities and Exchange Commission).  The issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and have been issued in compliance with all federal and state securities laws.  None of the outstanding shares of capital stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase or acquire any securities of the Company.  There are no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable for, any capital stock of the Company or any of its Subsidiaries other than those described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission.  The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission, accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

(f)

No Conflict.  The execution, delivery and performance by the Company of this Agreement, the Subscription Agreements and the Escrow Agreement and the consummation of the transactions contemplated hereby and thereby, including the issuance and sale by the Company of the Units, will not (i) conflict with or result in a breach or violation of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under), give rise to any right of termination or other right or the cancellation or acceleration of any right or obligation or loss of a benefit under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company or any Subsidiary pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or any of their respective properties may be bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws (or analogous governing instrument, as applicable) of the Company or any Subsidiary, or (iii) result in any violation of any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its Subsidiaries or any of their properties or assets, except, in the case of each of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(g)

No Consents Required.  No approval, authorization, consent or order of or filing, qualification or registration with, any court or governmental agency or body, foreign or domestic, which has not been made, obtained or taken and is not in full force and effect, is required in connection with the execution, delivery and performance of this Agreement, the Subscription Agreements and the Escrow Agreement by the Company, the issuance and sale of the Units or the consummation by the Company of the transactions contemplated hereby or thereby other than (i) as may be required under the Securities Act or the Exchange Act, (ii) any necessary qualification of the Securities under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Placement Agent or (iii) under the rules and regulations of the National Association of Securities Dealers, Inc. (“NASD”) or the Financial Industry Regulatory Authority (“FINRA”) in connection with the distribution of the Securities by the Placement Agent.

(h)

Registration Rights.  Except pursuant to the transactions contemplated by this Agreement, as described in the due diligence materials provided by the Company to the Placement Agent, as described in the Offering Memorandum or as otherwise described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived in writing in connection with the transactions contemplated by this Agreement or otherwise satisfied) to require the Company to register any securities with the Commission.

(i)

Independent Accountants.  HJ & Associates, LLC are independent public accountants with respect to the Company as required by the Securities Act, and the applicable published Securities Act Rules and Regulations thereunder and Rule 3600T of the Public Company Accounting Oversight Board (“PCAOB”).

(j)

Commission Reports.  Since June 30, 2007, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the “Exchange Act Filings”). As of their respective dates, the Exchange Act Filings complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the Securities Act Rules and Regulations or rules and regulations of the Commission promulgated under the Exchange Act (the “Exchange Act Rules and Regulations”), as the case may be, applicable to the Exchange Act Filings.

(k)

Financial Statements.  The consolidated financial statements of the Company, together with the related schedules and notes thereto, set forth in the Company’s Form 10-K for the fiscal year ended December 31, 2009 and Forms 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 2010, as each may have been amended from time to time, comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects (i) the financial condition of the Company and the Subsidiaries, taken as a whole, as of the dates indicated and (ii) the consolidated results of operations, stockholders’ equity and changes in cash flows of the Company and the Subsidiaries, taken as a whole, for the periods therein specified; and such financial statements and related schedules and notes thereto have been prepared in conformity with United States generally accepted accounting principles, consistently applied throughout the periods involved (except as otherwise stated therein and subject, in the case of unaudited financial statements, to the absence of footnotes and normal year-end adjustments).

(l)

Absence of Material Changes.  Subsequent to September 30, 2010, and except as may be otherwise stated in this Agreement or in the Company’s periodic reports and other information filed with the Securities and Exchange Commission, (i) there has not been any change in the capital stock of the Company (except for changes in the number of outstanding shares of Common Stock of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, shares of Common Stock outstanding on the date hereof) or long-term debt of the Company or any of its Subsidiaries or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock; (ii) there has not been any material adverse change or development that would result in a material adverse change in or affecting the general affairs, business, properties, management, consolidated financial position, stockholders’ equity or results of operations of the Company and its Subsidiaries taken as a whole (a “Material Adverse Change”); and (iii) neither the Company nor any of its Subsidiaries have entered or will enter into any transaction or agreement, not in the ordinary course of business, that is material to the Company and its Subsidiaries taken as a whole or incurred or will incur any liability or obligation, direct or contingent, not in the ordinary course of business, that is material to the Company and its Subsidiaries taken as a whole.

(m)

Legal Proceedings.  There are no legal or governmental actions, suits, claims or proceedings pending to which the Company or any Subsidiary is or would be a party or of which any of their respective properties is or would be subject at law or in equity, which are required to be described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission and are not so described therein, or which, singularly or in the aggregate, if resolved adversely to the Company or any Subsidiary, would reasonably be likely to result in a Material Adverse Change.  To the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(n)

No Violation.  Neither the Company nor any Subsidiary is in breach or violation of or in default (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, or constitute a default) (i) under the provisions of its charter or bylaws (or analogous governing instrument, as applicable) or (ii) in the performance or observance of any term, covenant, obligation, agreement or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or any of their properties may be bound or affected, or (iii) in the performance or observance of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, the Subsidiaries or any of their respective properties, as applicable, except, with respect to clauses (ii) and (iii) above, to the extent any such contravention has been waived or would not result in a Material Adverse Effect.

(o)

Permits.  The Company and each Subsidiary has made all filings, applications and submissions required by, and owns or possesses all approvals, licenses, certificates, certifications, clearances, consents, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign regulatory authorities necessary to conduct its business as described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission (collectively, “Permits”), except for such Permits which the failure to obtain would not have a Material Adverse Effect (the “Immaterial Permits”), and is in compliance with the terms and conditions of all such Permits other than the Immaterial Permits (the “Required Permits”) except for such failure to comply that would not have a Material Adverse Effect.  Neither the Company nor any Subsidiary has received notice of any proceedings relating to revocation or modification of, any such Required Permit, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(p)

Not an Investment Company.  Neither the Company nor any Subsidiary is an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum, neither the Company nor any Subsidiary will an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act.

(q)

No Price Stabilization.  Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any of their respective officers, directors, affiliates or controlling persons has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in, or which has constituted or which might reasonably be expected to constitute the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(r)

Good Title to Property.  The Company and each Subsidiary has good and valid title to all property (whether real or personal) described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission as being owned by each of them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects (collectively, “Liens”), except such as are described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission or those that would not have a Material Adverse Effect.  All of the property described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission as being held under lease by the Company or any Subsidiary is held thereby under valid, subsisting and enforceable leases, without any liens, restrictions, encumbrances or claims, except those that would not have a Material Adverse Effect or do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries.

(s)

Intellectual Property Rights.  Except as set forth in the Company’s periodic reports and other information filed with the Securities and Exchange Commission, the Company and the Subsidiaries own or possess the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, software, databases, know-how, Internet domain names, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, and other intellectual property (collectively, “Intellectual Property”) necessary to carry on their respective businesses as currently conducted, and as proposed to be conducted and described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission except where the failure to own or possess the right to use would not have a Material Adverse Effect, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the foregoing except for those that would not have a Material Adverse Effect.  The Intellectual Property licenses described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission are valid, binding upon, and enforceable by or against the parties thereto in accordance to its terms.  The Company and each Subsidiary has complied in all material respects with, and is not in breach nor has received any asserted or threatened claim of breach of, any Intellectual Property license described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission except for such breaches or asserted or threatened claims of breach that would not have a Material Adverse Effect, and the Company has no knowledge of any breach or anticipated breach by any other person to any Intellectual Property license.  To the knowledge of the Company, the Company’s and each Subsidiary’s businesses as now conducted and as proposed to be conducted as set forth in the Company’s periodic reports and other information filed with the Securities and Exchange Commission do not and will not infringe or conflict with any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other Intellectual Property or franchise right of any person.  The Company has not received written notice of any material claim against the Company or any Subsidiary alleging the infringement by the Company or any of its Subsidiary of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person.  The Company and each Subsidiary has taken all reasonable steps to protect, maintain and safeguard its rights in all Intellectual Property.  The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company’s or any of Subsidiary’s right to own, use, or hold for use any of the Intellectual Property as owned, used or held for use in the conduct of the businesses as currently conducted.  The Company and each Subsidiary has duly and properly filed or caused to be filed with the United States Patent and Trademark Office (the “PTO”) and applicable foreign and international patent authorities all patent applications owned by the Company and the Subsidiaries (the “Company Patent Applications”).  To the knowledge of the Company, the Company and each Subsidiary has complied with the PTO’s duty of candor and disclosure for the Company Patent Applications and has made no material misrepresentation in the Company Patent Applications.  The Company is not aware of any information material to a determination of patentability regarding the Company Patent Applications not called to the attention of the PTO or similar foreign authority.  The Company is not aware of any information not called to the attention of the PTO or similar foreign authority that would preclude the grant of a patent for the Company Patent Applications.  The Company has no knowledge of any information that would preclude the Company, or as applicable, any Subsidiary, from having clear title to the Company Patent Applications.

(t)

No Labor Disputes.  No labor problem or dispute with the employees of the Company exists, or, to the Company’s knowledge, is threatened or imminent, which would reasonably be expected to result in a Material Adverse Effect.  The Company is not aware that any key employee or significant group of employees of the Company plans to terminate employment with the Company.

(u)

Taxes.  The Company and each Subsidiary (i) has timely filed all necessary federal, state, local and foreign income and franchise tax returns (or timely filed applicable extensions therefore) that have been required to be filed and (ii) is not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any Subsidiary is contesting in good faith and for which adequate reserves have been provided.

(v)

ERISA.  The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations.  No “prohibited transaction” (as defined in Section 406 of ERISA, or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the thirty (30)-day notice requirements under Section 4043 of ERISA has been waived) has occurred or could reasonably be expected to occur with respect to any employee benefit plan of the Company or any Subsidiary, which could, singularly or in the aggregate, have a Material Adverse Effect.

(w)

Compliance with Environmental Laws.  The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws, orders, rules, regulations, directives, decrees and judgments relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of the environment which are applicable to their businesses (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of subsections (i), (ii) and (iii) of this subsection (w) as would not, individually or in the aggregate, have a Material Adverse Effect.

(x)

Insurance.  The Company and each Subsidiary maintains or is covered by insurance provided by recognized, financially sound and reputable institutions with policies in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.  All such insurance is fully in force on the date hereof and will be fully in force as of the Closing Date.  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(y)

Accounting Controls.  The Company and each Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Except as described in the due diligence materials provided by the Company to the Placement Agent or as set forth in the Company’s periodic reports and other information filed with the Securities and Exchange Commission, since January 1, 2009, (i) HJ & Associates, LLC has not identified any material weakness in the Company’s internal control over financial reporting (whether or not remediated), and (ii) there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.  The Company is not aware of any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls.

(z)

Disclosure Controls.  The Company has established, maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15e and 15d-15e under the Exchange Act) that (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the Company’s last fiscal quarter; and (iii) are effective to perform the functions for which they were established.  Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weakness.

(aa)

Contracts; Off-Balance Sheet Interests.  There is no document, contract, permit or instrument, or off-balance sheet transaction (including without limitation, any “variable interests” in “variable interest entities,” as such terms are defined in Financial Accounting Standards Board Interpretation No.  46) of a character required by the Securities Act or the Securities Act Rules and Regulations to be described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission, which is not described or filed as required.  The contracts described in the immediately preceding sentence to which the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company, are enforceable against and by the Company in accordance with the terms thereof and are in full force and effect on the date hereof.

(bb)

No Undisclosed Relationships.  No relationship, direct or indirect, exists between or among the Company and any of its Subsidiaries on the one hand and the directors, officers, stockholders, customers or suppliers of the Company or any of its Subsidiaries or any of their affiliates on the other hand, which is required to be described in the Company’s periodic reports and other information filed with the Securities and Exchange Commission and which has not been so described.

(cc)

Brokers Fees.  Except as described in the due diligence materials provided by the Company to the Placement Agent or as disclosed in the Company’s periodic reports and other information filed with the Securities and Exchange Commission, there are no contracts, agreements or understandings between the Company and any person (other than this Agreement) that would give rise to a valid claim against the Company, the Subsidiaries or the Placement Agent for a brokerage commission, finder’s fee or other like payment in connection with the offering and sale of the Securities.

(dd)

Forward-Looking Statements.  No forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Company’s periodic reports and other information filed with the Securities and Exchange Commission has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ee)

Sarbanes-Oxley Act.  The Company, and to its knowledge, all of the Company’s directors or officers, in their capacities as such, is in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act of 2002, as amended and any related rules and regulations promulgated by the Commission.  Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by it with the Commission.  For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

(ff)

Foreign Corrupt Practices.  Neither the Company nor, to the Company’s knowledge, any other person associated with or acting on behalf of the Company, including without limitation any director, officer, agent or employee of the Company or its Subsidiaries has, directly or indirectly, during the last five years, while acting on behalf of the Company or on behalf of the Company’s Subsidiaries after the Subsidiary was acquired by the Company (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity or failed to disclose fully any contribution in violation of law, (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof, (iii) violated or is in violation of any provision of the U.S.  Foreign Corrupt Practices Act of 1977, as amended or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(gg)

Currency and Foreign Transactions. The operations of the Company and its  Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), except where a failure to comply with such requirements, statutes, rules, regulations or guidelines could not reasonably be expected to have a Material Adverse Effect, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(hh)

No Sanctioned Employees.  Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ii)

NASD Affiliations.  Except as described in the due diligence materials provided by the Company to the Placement Agent, neither the Company nor any Subsidiary nor any of their affiliates (within the meaning of NASD Conduct Rule 2720(b)(1)(a)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(e)(e) of the By-laws of the NASD) of, any member firm of the NASD.

(jj)

Trading Market.  Assuming the accuracy of the representations of the Investors in the Subscription Agreements, no approval of the shareholders of the Company under the rules and regulations of any trading market is required for the Company to issue and deliver to the Investors the Units.

Any certificate signed by any officer of the Company or any Subsidiary and delivered to the Placement Agent or to counsel for the Placement Agent in connection with the offering of the Securities shall be deemed a representation and warranty by the Company to the Placement Agent and the Investors as to the matters covered thereby.

3.

Covenants.  The Company covenants and agrees with the Placement Agent as follows:

(a)

Filing of Registration Statement.  The Company shall pursuant to the requirements of Section 10(a) of the Subscription Agreement file and cause to become effective a Registration Statement (as defined in the Subscription Agreement) with respect to the sale of the Securities by the Investors.

(b)

Continued Compliance with Securities Law.  If, during the Registration Period (as defined in the Subscription Agreement), any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act, the Company will promptly notify the Placement Agent of such event and will promptly prepare and file with the Commission and furnish, at its own expense, to the Placement Agent and, to the extent applicable, the dealers and any other dealers upon request of the Placement Agent, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

(c)

Blue Sky Laws.  The Company will promptly take or cause to be taken, from time to time, such actions as the Placement Agent may reasonably request to qualify the Securities for offering and sale under the state securities, or blue sky, laws of such states or other jurisdictions as the Placement Agent may reasonably request and to maintain such qualifications in effect so long as the Placement Agent may request for the distribution of the Securities, provided, that in no event shall the Company be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

(d)

Use of Proceeds.  The Company will apply the net proceeds from the sale of the Securities in the manner set forth in the Offering Memorandum and the Prospectus under the heading “Use of Proceeds.”

(e)

Lock-Up Period.  Beginning on the date hereof and continuing for a period of 180 days after the first date that the Registration Statement becomes effective (the “Lock-Up Period”), the Company will not (i) offer to sell, hypothecate, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; (ii) file or cause to become effective a registration statement under the Securities Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock except for (x) a registration statement on Form S-8 relating to employee benefit plans or (y) registration statements required by any registration rights agreements or (iii) enter into any swap, hedge or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Placement Agent (which consent may be withheld in its sole discretion), other than (A) the Securities to be sold hereunder, (B) the issuance of restricted Common Stock or options to acquire Common Stock pursuant to the Company’s employee benefit plans, qualified stock option plans or other employee compensation plans as such plans are in existence on the date hereof and described in the Term Sheet and the documents incorporated therein by reference, (C) issuances of Common Stock upon the exercise of options or warrants or upon the conversion or exchange of convertible or exchangeable securities disclosed as outstanding (or as proposed to be issued) in the Term Sheet and the documents incorporated therein by reference; (D) the issuance by the Company of any shares of Common Stock as consideration for mergers, acquisitions, other business combinations, or strategic alliances, occurring after the date of this Agreement; provided that each recipient of shares pursuant to this clause (D) agrees that all such shares remain subject to restrictions substantially similar to those contained in this subsection 3(j); (E) the issuance of Common Stock, warrants exercisable for shares of Common Stock and indebtedness convertible into shares of Common Stock (and the issuance of shares of Common Stock upon the exercise of such warrants or the conversion of such indebtedness), in connection with the restructuring of certain of the Company’s indebtedness as described in the Offering Memorandum; or (F) the purchase or sale of the Company’s securities pursuant to a plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) that was in effect prior to the date hereof.  Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or publicly announces other material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the public announcement regarding the material news or the occurrence of the material event, as applicable, unless the Placement Agent waive, in writing, such extension.  The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.

(f)

Press Releases.  Prior to 9:30 a.m. New York City time on the business day immediately subsequent to the date hereof, the Company shall issue a press release (the “Press Release”) reasonably acceptable to the Placement Agent disclosing the execution of this Agreement, the Subscription Agreements and the transaction contemplated hereby and thereby.  Prior to the Closing Date, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, the Subsidiaries, their condition, financial or otherwise, or the earnings, business, operations or prospects of any of them, or the offering of the Securities (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Placement Agent is notified), without the prior written consent of the Placement Agent, unless in the reasonable judgment of the Company and its counsel, and after notification to the Placement Agent, such press release or communication is required by law or applicable stock exchange or self-regulatory agency, in which case the Company shall use its reasonable commercial efforts to allow the Placement Agent reasonable time to comment on such release or other communication in advance of such issuance.

(g)

Stabilization.  The Company will not, and will cause the Subsidiaries not to, take directly or indirectly any action designed, or that might reasonably be expected to cause or result in, or that will constitute, stabilization or manipulation of the price of any security of the Company in connection with or to facilitate the sale or resale of any of the Securities.

(h)

Transfer Agent.  The Company shall engage and maintain, at its expense, a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Shares.

(i)

Undertakings.  The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

4.

Costs and Expenses.  The Company will pay or reimburse if paid by the Placement Agent all costs and expenses incident to the performance of the obligations of the Company under this Agreement and in connection with the transactions contemplated hereby, including but not limited to costs and expenses of or relating to (a) the preparation, printing, filing, delivery and shipping of the Offering Memorandum, the Registration Statement, each Preliminary Prospectus and Prospectus, and any amendment or supplement to any of the foregoing (including costs of mailing and shipment), (b) the registration, issue, sale and delivery of the Securities including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Securities and the printing, delivery, and shipping of the certificates representing the Securities, (c) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 3(d), and, if reasonably requested by the Placement Agent, the preparation and printing and furnishing of copies of any blue sky surveys to the Placement Agent, (d) the fees and expenses of any transfer agent or registrar for the Securities, (e) any filings required to be made by the Placement Agent or the Company with FINRA, (f) fees and disbursements of the Company’s auditor incurred in delivering the letter(s) described in Section 5(i) of this Agreement, (g) fees of the Escrow Agent, (h) expenses of the Placement Agent’s outside counsel in connection with the Offering not to exceed $50,000 in the aggregate, and (i) the costs and expenses of the Company and the Placement Agent in connection with the marketing of the offering and the sale of the Shares to prospective investors including, but not limited to, those related to any presentations or meetings undertaken in connection therewith including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged with the written consent of the Company in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft or other transportation chartered in connection with the road show.

5.

Conditions of Placement Agent’s Obligations.  The respective obligations of the Placement Agent hereunder and the Investors under the Subscription Agreements are subject to the following conditions:

(a)

Negative Assurance.  Prior to the Closing, the Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of the Placement Agent, is material, or omits to state any fact which, in the opinion of the Placement Agent, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(b)

Action Preventing Issuance.  No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities.

(c)

Material Adverse Change.  Subsequent to the date of the latest audited financial statements included or incorporated by reference in the Offering Memorandum, (i) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Offering Memorandum, and (ii) there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or the conversion of convertible indebtedness), or material change in the short-term debt or long-term debt of the Company or any Subsidiary (other than upon conversion of convertible indebtedness) or any Material Adverse Effect otherwise than as set forth in the Offering Memorandum.

(d)

Representations and Warranties.  Each of the representations and warranties of the Company contained herein shall be true and correct when made and on and as of the Closing Date, as if made on such date (except that those representations and warranties that address matters only as of a particular date shall remain true and correct as of such date), and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

(e)

Opinion of Counsel to the Company.  The Placement Agent shall have received from Holland & Hart LLP, counsel to the Company, such counsel’s written opinion, addressed to the Placement Agent and the Investors and dated the Closing Date, in the form provided on Exhibit C hereto.

(f)

Auditor’s Letter.  At or prior to the Closing Date, the Placement Agent shall have received from HJ & Associates, LLC a letter (the “Auditor’s Letter”), addressed to the Placement Agent and as of a date and in form and substance reasonably satisfactory to the Placement Agent, (i) confirming that they are independent public accountants with respect to the Company within the meaning of the Securities Act and the Securities Act Rules and Regulations, (ii) confirming certain conclusions of such firm with respect to the financial information and other matters covered by the opinion of HJ & Associates, LLC filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, (iii) confirming that they had reviewed the Company’s Quarterly Reports on Form 10-Q for the periods ending March 31, 2010, June 30, 2010 and September 30, 2010 and (iv) addressing such other matters as are requested by the Placement Agent.

(g)

Officer’s Certificate.  The Placement Agent shall have received on the Closing Date a certificate, addressed to the Placement Agent and dated the Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that:

(i)

each of the representations, warranties and agreements of the Company in this Agreement were true and correct in all material respects when originally made and are true and correct in all material respects as of the Closing Date; and the Company has complied in all material respects with all agreements and satisfied all the conditions on its part required under this Agreement to be performed or satisfied at or prior to the Closing Date;

(ii)

subsequent to the date of the latest audited financial statements included or incorporated by reference in the Offering Memorandum, (A) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Offering Memorandum, and (B) there has been no material change in the financial position or results of operation of the Company, otherwise than as set forth in the Offering Memorandum; and

(iii)

(A) as of the date of such certificate, (x) the Offering Memorandum does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) no event has occurred as a result of which it is necessary to amend or supplement the Offering Memorandum in order to make the statements therein not untrue or misleading in any material respect.

(h)

Secretary’s Certificate.  On the Closing Date, the Company shall have furnished to the Placement Agent a Secretary’s Certificate of the Company.

(i)

Lock-Up Agreements.  Each officer and director of the Company shall have entered into Lock-Up Agreements (the “Lock-Up Agreements”) substantially in the form attached as Exhibit D hereto on or prior to the date hereof, and each such Lock-Up Agreement, or a copy thereof, shall have been delivered to the Placement Agent and shall be in full force and effect at the Closing Date.

(j)

No FINRA Objection.  The Placement Agent shall not have received any objection from the FINRA as to the fairness and reasonableness of the amount of compensation allowable or payable to the Placement Agent in connection with the issuance and sale of the Securities.

(k)

Subscription Agreements.  The Company shall have entered into the Subscription Agreements with each of the Investors, and such agreements shall be in full force and effect on the Closing Date.

(l)

Escrow Agreement.  The Company shall have entered into the Escrow Agreement, and such agreement shall be in full force and effect on the Closing Date.

(m)

Additional Documents.  Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates or documents as the Placement Agent shall have reasonably requested.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

6.

Indemnification and Contribution.

(a)

Indemnification of the Placement Agent.  The Company agrees to indemnify and hold the Placement Agent harmless against any losses, claims, damages or liabilities (“Losses”) to which the Placement Agent may become subject, under the Securities Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such Losses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Offering Memorandum or the Prospectus, or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any breach of the representations, warranties and agreements of the Company contained herein, and will reimburse the Placement Agent for any legal or other expenses incurred by then in connection with investigating or defending against such Losses (or actions in respect thereof); provided, however, that the Company shall not be liable in any such case to the extent that any such Losses (or actions in respect thereof) arise out of or are based upon (x) the Placement Agent’s bad faith, gross negligence or willful misconduct or (y) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Offering Memorandum or the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Placement Agent, specifically for use in the preparation thereof.

In addition to its other obligations under this Section 6(a), the Company agrees that it will reimburse the Placement Agent for all legal fees or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, described in this Section 6(a), as such fees and expenses are incurred.

(b)

Indemnification of the Company.  The Placement Agent will indemnify and hold harmless the Company against any Losses to which the Company may become subject, under the Securities Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Placement Agent), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Offering Memorandum, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Offering Memorandum, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Placement Agent, specifically for use in the preparation thereof, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action.

(c)

Notice and Procedures.  Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided, that the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure.  In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the sole judgment of the indemnified party, it is advisable for the indemnified party to be represented by separate counsel, the indemnified party shall have the right to employ a separate counsel to represent it, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnified party or parties except to the extent that (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) the indemnifying party has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the indemnifying party and the position of the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties.  An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 6 to which it has not agreed in writing.  In addition, no indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding unless such settlement includes an unconditional release of such indemnified party for all liability on claims that are the subject matter of the proceeding.

(d)

Contribution; Limitation on Liability.  If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party, in lieu of or in addition to indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other from the Offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bears to the total compensation received by the Placement Agent.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Placement Agent and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party (and not reimbursed by the indemnifying party) in connection with investigating or defending against any action or claim which is the subject of this subsection (d).  Notwithstanding the provisions of this subsection, the Placement Agent shall not be required to contribute any amount in excess of the total commissions received by the Placement Agent in accordance with Section 1(b) less the amount of any damages which the Placement Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act or alleged act or failure to act or alleged failure to act.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)

Non-Exclusive Remedies.  The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls a Placement Agent within the meaning of the Securities Act; and the Placement Agent’s obligations under this Section 6 shall be in addition to any liability that the Placement Agent may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Securities Act.

7.

Representations and Agreements to Survive Delivery.  All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the Placement Agent and the Company contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons and shall survive delivery of, and payment for, the Securities.  The respective agreements, covenants, indemnities and other statements set forth in Sections 4, 6 and 11 hereof shall remain in full force and effect, regardless of any termination of this Agreement.

8.

Termination.  The Placement Agent shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date, without liability on the part of the Placement Agent to the Company, if (a) prior to delivery and payment for the Securities (i) trading in the Common Stock of the Company shall have been suspended on the Commission, (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York state authorities or a material disruption shall have occurred in commercial banking or securities settlement or clearance services in the United States, (iv) there shall have occurred any outbreak or material escalation of hostilities or acts of terrorism involving the United States or there shall have been a declaration by the United States of a national emergency or war, or (v) there shall have occurred any other calamity or crisis or any material change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v), in the judgment of the Placement Agent, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities on the Closing Date on the terms and in the manner contemplated by this Agreement, the Offering Memorandum and the Prospectus, (b) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Offering Memorandum or incorporated by reference therein, there has been any Material Adverse Effect, if the effect of any such event specified in this clause (b), in the judgment of the Placement Agent, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities on the Closing Date on the terms and in the manner contemplated by this Agreement, the Offering Memorandum and the Prospectus, (c) the Company shall have failed, refused or been unable to comply with the terms or perform any agreement or obligation of this Agreement or any Subscription Agreement, other than by reason of a default by the Placement Agent, or (d) any condition of the Placement Agent’s obligations hereunder is not fulfilled.  Notwithstanding anything to the contrary contained herein, the Company may terminate the Offering at any time prior to the Closing Date.  Any such termination shall be without liability of any party to any other party except that the provisions of Section 4, Section 6, and Section 11 hereof shall at all times be effective notwithstanding such termination.

9.

Notices.  All statements, requests, notices and agreements hereunder shall be in writing shall be delivered or sent by mail, telex or facsimile transmission, as follows:

(a)

if to the Placement Agent, to:

Philadelphia Brokerage Corporation

Two Radnor Corporate Center

Suite 111

Radnor, PA 19087

Attention: Robert Fisk

Facsimile No.: (610) 975-0520

with a copy (which shall not constitute notice) to:

Duane Morris LLP

30 South 17th Street

Philadelphia, PA 19103-4196

Attention: John M. Coogan, Jr., Esq.

Facsimile No. (215) 689-1990

(b)

if to the Company, to

Broadcast International, Inc.

7050 Union Park Avenue, Suite 600

Salt Lake City, Utah  84047

Attention: Rodney M. Tiede

Facsimile: (801) 562-1773

with a copy (which shall not constitute notice) to:

Holland & Hart LLP

222 South Main Street, Suite 2200

Salt Lake City, Utah  84101

Attention:  Gregory Lindley, Esq.

Facsimile (801) 799-5700

10.

Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and shall be binding upon the Placement Agent, the Company, and their respective successors and assigns.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person, except that (i) the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the controlling persons, officers and directors referred to in Section 6(a) and the indemnities of the Placement Agent shall also be for the benefit of the controlling persons, officers and directors referred to in Section 6(b) and (ii) the Investors are relying on the representations made by the Company under, and are intended third party beneficiaries of, this Agreement.  The term “successors and assigns” as herein used shall not include any purchaser of the Securities by reason merely of such purchase.

11.

Governing Law; Submission to Jurisdiction.  This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, without giving effect to the conflicts of laws provisions thereof.  Except as set forth below, no proceeding may be commenced, prosecuted or continued in any court other than the courts of the Commonwealth of Pennsylvania located in the County of Delaware or in the United States District Court for the Eastern District of Pennsylvania, which courts shall have jurisdiction over the adjudication of such matters, and the Company hereby consents to the jurisdiction of such courts and personal service with respect thereto.  The Company hereby consents to personal jurisdiction, service and venue in any court in which any proceeding arising out of or in any way relating to this Agreement is brought by any third party against the Placement Agent.  The Company hereby waives all right to trial by jury in any proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.  The Company agrees that a final judgment in any such Proceeding brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

12.

No Fiduciary Relationship.  The Company hereby acknowledges and agrees that:

(a)

No Other Relationship.  The Placement Agent has been retained solely to act as Placement Agent in connection with the Offering of the Company’s securities.  The Company further acknowledges that the Placement Agent is acting pursuant to a contractual relationship created solely by this Agreement and entered into on an arm’s length basis and in no event do the parties intend that the Placement Agent act or be responsible as a fiduciary to the Company, its management, stockholders, creditors or any other person in connection with any activity that the Placement Agent may undertake or have undertaken in furtherance of the Offering of the Company’s securities, either before or after the date hereof.  The Placement Agent hereby expressly disclaims any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect.

(b)

Absence of Obligation to Disclose.  The Company has been advised that the Placement Agent and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Placement Agent has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship.

(c)

Waiver.  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Placement Agent with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement and agrees that the Placement Agent shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim to any person asserting a fiduciary duty claim on behalf of the Company, including stockholders, employees or creditors of the Company.

13.

Headings.  The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

14.

Amendments and Waivers.  No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby.  The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

15.

Counterparts.  This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.  Delivery of an executed counterpart by facsimile transmission or by electronic mail as an attachment in “.pdf” or similar format shall be effective as delivery of a manually executed counterpart thereof.

16.

Research Analyst Independence.  The Company acknowledges that the Placement Agent’s research analysts and research departments are required to be independent (“Analyst Independence”) from its investment banking division and are subject to certain regulations and internal policies, and that the Placement Agent’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the Offering that differ from the views of its investment banking division.  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Placement Agent with respect to any conflict of interest that may arise from the fact that the views expressed by its independent research analysts and research department may be different from or inconsistent with the views or advice communicated to the Company by the Placement Agent’s investment banking division; provided, however, that it is understood by the Placement Agent that the Company does not waive any claims it may have against the Placement Agent in the event that the Placement Agent fails to maintain Analyst Independence.  The Company acknowledges that the Placement Agent is a full service securities firm and as such from time to time, subject to applicable securities laws, rules and regulations, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company; provided, however, that nothing in this Section 16 shall relieve the Placement Agent of any responsibility or liability they may otherwise bear in connection with activities in violation of applicable securities laws, rules and regulations.

17.

Entire Agreement.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  Notwithstanding the foregoing sentence of this Section 18, the provisions (a) of Section 10 of the Engagement Letter dated November 23, 2010 by and between the Company and the Placement Agent with respect to the Offering and (b) of the Engagement Letter dated November 23, 2010 by and between the Company and the Placement Agent with respect to the restructuring of certain indebtedness of the Company shall survive the execution, delivery, performance and termination of this Agreement.

18.

Representation of the Placement Agent.  The Placement Agent hereby represents and warrants to the Company that the Placement Agent has all such licenses, and has filed all such registrations, under applicable laws, rules and regulations (including without limitation any rule promulgated by FINRA) as are necessary for the Placement Agent to fulfill its obligations hereunder.

19.

Partial Unenforceability.  The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof.  If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

20.

Effectiveness.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agent, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,

BROADCAST INTERNATIONAL, INC.

By: /s/ Rodney M. Tiede

    Name:  Rodney M. Tiede

    Title:  Chief Executive Officer

Accepted as of the date first above written:

PHILADELPHIA BROKERAGE CORPORATION

By: /s/ Robert A. Fisk

     Name:  Robert A. Fisk

     Title:  Senior Partner

Schedules and Exhibits

Schedule I:

Subsidiaries

Exhibit A:

Form of Subscription Agreement

Exhibit B:

Form of Warrant

Exhibit C:

Form of Legal Opinion

Exhibit D:

Form of Lock-Up Agreement

Schedule I

Subsidiaries

Name	Percent Owned	Jurisdiction of Incorporation

BI Acquisitions, Inc.	100%	Utah

Interact Devices, Inc.	94%	California

Exhibit A

Form of Subscription Agreement

[Omitted]

Exhibit B

Form of Warrant

[Omitted]

Exhibit C

Form of Legal Opinion of Counsel to the Company

[Omitted]

Exhibit D

Form of Lock-Up Agreement

[Omitted]